UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2026

ASPEN NEUROSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43526	83-1312969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10835 Road to the Cure, Suite 100 San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

(858) 263-1222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ASPE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2026, in connection with the closing of the initial public offering (the “IPO”) of Aspen Neuroscience, Inc. (the “Company”), the Company’s amended and restated certificate of incorporation (the “Certificate”), as filed with the Secretary of State of the State of Delaware, and the Company’s amended and restated bylaws (the “Bylaws”) became effective. The Company’s board of directors and stockholders previously approved the Certificate and the Bylaws to be effective immediately prior to the closing of the IPO.

Please see the description of the Certificate and Bylaws in the section titled “Description of Capital Stock” in the final prospectus the Company filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 30, 2026 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-1, filed with the Commission on October 9, 2026 (File No. 333-299393) (as amended, the “Registration Statement”). The foregoing descriptions of the Certificate and Bylaws are qualified in their entirety by reference to the full text of the Certificate and Bylaws, which are incorporated herein by reference as Exhibit 3.1 and Exhibit 3.2 hereto, respectively.

Item 8.01	Other Events.

On November 2, 2026, the Company completed the IPO of 9,375,000 shares of the Company’s common stock, par value $0.0001 per share, at a price to the public of $15.00 per share. The gross proceeds to the Company from the IPO were approximately $140.6 million, before deducting underwriting discounts and commissions and offering expenses payable by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Certificate of Incorporation of Aspen Neuroscience, Inc.

3.2	Amended and Restated Bylaws of Aspen Neuroscience, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2026	Aspen Neuroscience, Inc.

	By:	/s/ Jeffrey Boerneke
General Counsel and Secretary